                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            PARK-OHIO HOLDINGS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            PARK-OHIO HOLDINGS CORP.

                              23000 EUCLID AVENUE
                               EUCLID, OHIO 44117

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2003 annual meeting of shareholders of Park-Ohio Holdings Corp., an Ohio corporation (the "Company"), will be held at The Manor, 24111 Tungsten Road, Euclid, Ohio, on Thursday, May 22, 2003, at 10:00 A.M., Cleveland Time, for the following purposes:

     1. Election of Directors. To elect three directors, as set forth in the accompanying proxy statement, to serve for a term expiring at the annual meeting of shareholders in the year 2006;

     2. Other Business. To act on such other matters as may be properly brought before the annual meeting or any adjournments, postponements or continuations thereof.

     Only shareholders of record at the close of business on March 27, 2003 are entitled to notice of and to vote at the meeting. Please note that if you plan to attend the annual meeting, you may be asked to present a valid picture identification.

     All shareholders are invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, regardless of whether you expect to attend the annual meeting. No postage is required if mailed in the United States. Your proxy will not be used if you attend the annual meeting and vote in person.

                                        By Order of the Board of Directors

                                        ROBERT D. VILSACK
                                          Secretary and General Counsel

April 14, 2003

                            PARK-OHIO HOLDINGS CORP.

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2003

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of shareholders of the Company to be held at The Manor, 24111 Tungsten Road, Euclid, Ohio, on Thursday, May 22, 2003, at 10:00 A.M., Cleveland Time, and any and all adjournments, postponements or continuations thereof. This proxy statement and the accompanying Notice of 2003 Annual Meeting of Shareholders and proxy are first being mailed to shareholders on or about April 14, 2003. A shareholder giving a proxy may revoke it, without affecting any vote previously taken, by a later appointment received by the Company or by giving notice to the Company in writing or in open meeting. Attendance at the meeting will not in itself revoke a proxy. Shares represented by properly executed proxies will be voted at the meeting. If a shareholder has specified how the proxy is to be voted with respect to a matter listed on the proxy it will be voted in accordance with such specifications, and if no specification is made the executed proxy will be voted "FOR" the election of the nominees for directors. The Company's Articles of Incorporation do not provide for cumulative voting in the election of directors.

     The record date for the determination of shareholders entitled to notice of and to vote at the 2003 annual meeting is March 27, 2003. As of March 27, 2003, there were issued and outstanding 10,496,191 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). Each share has one vote.

     So far as the Company is aware, no matters other than those described in this proxy statement will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, of which we did not have notice of on or prior to March 1, 2003, or that applicable law otherwise permits proxies to vote on a discretionary basis, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates thereon in accordance with their best judgment. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum, but will not be counted as voting, except as otherwise required by law and indicated herein.

     The cost of soliciting proxies, including the charges and expenses incurred by persons holding shares in their name as nominee for the forwarding of proxy materials to the beneficial owners of such shares, will be borne by the Company. Proxies may be solicited by officers and employees of the Company, by letter, by telephone or in person. Such individuals will not be additionally compensated but may be reimbursed by the Company for reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee, estimated to be $4,000, plus reimbursement of out-of-pocket expenses.

                             ELECTION OF DIRECTORS

GENERAL

     The authorized number of directors of the Company is presently fixed at nine, divided into three classes of three members, respectively. The directors of each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting. Proxies may only be voted for the nominees identified in the section entitled "Nominees for Election."

     The class of directors to be elected in 2003, who will hold their positions for a term of three years and until the election of their successors, has been fixed at three. Unless otherwise directed, proxies in the accompanying form will be voted in favor of electing to that class: Matthew V. Crawford, Lewis E. Hatch, Jr. and Lawrence O. Selhorst. Messrs. M. Crawford, Hatch and Selhorst have previously been elected as directors by you. The persons named in the accompanying proxy will vote the proxies received by them (unless authority to vote is withheld) for the election of Matthew V. Crawford, Lewis E. Hatch, Jr. and Lawrence O. Selhorst. If any nominee is not available at the time of election, the proxy holders may vote in their discretion for a substitute or such vacancy may be filled later by the Board. The Company has no reason to believe any nominee will be unavailable.

     As a result of Mr. E. Crawford moving to the class of directors to be elected in 2002 and the resignation of Mr. T.E. McGinty, two vacancies exist in the class of directors whose term expires in 2004, since suitable candidates have not been identified to fill those vacancies. However, a search continues for qualified directors.

RECOMMENDATION AND VOTE REQUIRED

     The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect Matthew V. Crawford, Lewis E. Hatch, Jr. and Lawrence O. Selhorst as directors of the Company to serve until the annual meeting of shareholders in the year 2006.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" MATTHEW V. CRAWFORD, LEWIS E. HATCH, JR. AND LAWRENCE O. SELHORST AS DIRECTORS.

BIOGRAPHICAL INFORMATION

     Information is set forth below regarding the nominees for election and the directors who will continue in office as directors of the Company after the meeting, including their ages, principal occupations during the past five years and other directorships presently held. Also set forth is the date each was first elected as a director of the Company or a corporation that has been merged into the Company.

                                          NOMINEES FOR ELECTION
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Matthew V. Crawford               33          Director of the Company since 1997; Senior Vice President of the Company since 2001; Assistant Secretary and Corporate
                                              Counsel of the Company February, 1995 to 2001; President of
                                              Crawford Group, Inc. (manufacturing business) since 1995;
                                              Mr. E. Crawford is the father of Mr. M. Crawford

Lewis E. Hatch, Jr.+#             76          Director of the Company since 1992; Business Consultant
                                              since 1993; former director ImageMax, Inc. (image storage
                                              service company) from 1997 - 2002 and Chairman from
                                              9/1998 - 6/1999; former Director of Teleflex, Inc. (designer and manufacturer of high performance products) from
                                              1976 - 1999; former Chairman and Chief Operating Officer,
                                              Rusch International (international medical device company)
                                              from 1985 - 1992

                                          NOMINEES FOR ELECTION
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Lawrence O. Selhorst#             70          Director of the Company since 1995; Chairman of the Board
                                              since 1968 and Chief Executive Officer from 1968-2002 of
                                              American Spring Wire Corp. (spring wire manufacturer);
                                              former Chairman of the Board of RB&W Corporation (fastener manufacturer and distributor) from September, 1992 to March,
                                              1995

                        DIRECTORS CONTINUING IN OFFICE WITH TERM EXPIRING IN 2004
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
James W. Wert*#                   56          Director of the Company since 1992 and Vice Chairman of the
                                              Company since 2002; President, Clanco Management Corporation
                                              (financial services company) since 2000; formerly Senior
                                              Executive Vice President and Chief Investment Officer,
                                              KeyCorp (financial services company) from 1995 to 1996 and
                                              Chief Financial Officer, KeyCorp and predecessor companies from 1990 to 1995. Director of Continental Global Group,
                                              Inc., Marlin Leasing Corp. and Paragon Holdings, Inc.

                        DIRECTORS CONTINUING IN OFFICE WITH TERM EXPIRING IN 2005
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Edward F. Crawford*(1)            63          Director, Chairman and Chief Executive Officer of the
                                              Company since 1992 and President of the Company since 1997;
                                              Chairman, Crawford Group, Inc. (manufacturing businesses)
                                              since 1964; Director of Continental Global Group, Inc.

Kevin R. Greene+                  44          Director of the Company since 1998; Chairman and Chief
                                              Executive Officer of BPC Group, Inc.. (international
                                              investment banking firm) since 1992; Chairman and CEO of
                                              Capital Resource Holdings L.L.C. (pension consultant) since
                                              1999; formerly a management consultant with McKinsey &
                                              Company (consulting firm).

Ronna Romney                      59          Director of the Company since 2001; former political and
                                              news commentator for radio and television; author; U.S.
                                              Senate Candidate for Michigan 1996; former Chairperson for
                                              President's Commissions on White House Fellowships and The
                                              White House Commission Presidential Scholars; former
                                              Commissioner on President's National Advisory Council on
                                              Adult Education; Director of Molina Healthcare, Inc.

---------------

 * Member, Executive Committee
 + Member, Audit Committee
 # Member, Compensation Committee
(1) Mr. E. Crawford had been elected in 2001 for a term expiring in 2004 but moved to the Class of Directors with term expiring in 2005 as a result of board vacancies.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock of the Company by: (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) each Named Executive Officer individually; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information is as of March 31, 2003 and the nature of beneficial ownership consists of sole voting and investment power.

                                           SHARES OF
                                         COMMON STOCK           SHARES ACQUIRABLE      PERCENT
       NAME OF BENEFICIAL OWNER         CURRENTLY OWNED         WITHIN 60 DAYS(1)      OF CLASS
       ------------------------         ---------------        --------------------    --------
Edward F. Crawford....................     2,482,248(a)(b)           300,000             26.5%
Matthew V. Crawford...................       708,701(b)(c)           141,666              8.1%
James W. Wert.........................       135,000                  45,000              1.7%
Lawrence O. Selhorst..................             0                  39,000                *
Ronald J. Cozean......................         5,000(c)               53,333                *
Patrick W. Fogarty....................         5,617(c)(f)            38,666                *
Lewis E. Hatch........................        14,060                  33,000                *
Kevin R. Greene.......................        10,000                  33,000                *
Richard P. Elliott....................        12,500(c)                1,666                *
Ronna Romney..........................         1,000                  15,000                *
GAMCO Investors, Inc..................     1,555,433(d)                                  14.8%
Dimensional Fund Advisors, Inc........       844,917(e)                                   8.0%
Directors and executive officers as a
  group (10 persons)..................     3,275,025                 700,331             37.8%

---------------

 *  Less than one percent.

(1) Reflects the number of shares that could be purchased by exercise of options available at March 31, 2003 or within 60 days thereafter.

(a) The total includes 2,325,000 shares over which Mr. E. Crawford has sole voting and investment power, 22,500 shares owned by L'Accent de Provence of which Mr. E. Crawford is President and owner of 25% of its capital stock and over which Mr. E. Crawford shares voting and investment power, 17,000 shares owned by EFC Properties, Inc. of which Mr. E. Crawford is the President and has sole voting and investment power, and 9,500 shares owned by Mr. E. Crawford's wife as to which Mr. E. Crawford disclaims beneficial ownership. The total includes 9,147 shares held under the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries as of December 31, 2002. The address of Mr. E. Crawford is the business address of the Company.

(b) Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 46,000 shares held by a charitable foundation. The 46,000 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 11,700 shares owned by Crawford Container Company. The 11,700 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 41,401 shares owned by First Francis Company, Inc. The 41,401 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. The address of Mr. M. Crawford is the business address of the Company.

(c) The totals for Messrs. M. Crawford, Cozean, Fogarty and Elliott include 5,000, 5,000, 5,000 and 10,000 shares, respectively, of the Company's Restricted Common Stock which carries voting but not investment power.

(d) Based on information set forth on Amendment No. 11 to Schedule 13D as filed with the Securities and Exchange Commission on December 6, 2002. Includes 1,335,879 shares held by GAMCO Investors, Inc., 198,715 shares held by Gabelli Funds, LLC, 17,500 shares held by MJG Associates Inc., and 3,339 shares held by Mr. Mario J. Gabelli, as of December 4, 2002. Gabelli Group Capital Partners, Inc. is the ultimate parent holding company for the above listed companies, and Mr. Mario J. Gabelli is the majority owner of Gabelli Group Capital Partners, Inc., which has its principal business office at One Corporate Center, Rye, New York 10580.

(e) Based on information set forth on Schedule 13G/A as filed with the Securities and Exchange Commission on February 12, 2003, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts (the "Funds"). Dimensional reported beneficial ownership of 844,917 shares as of December 31, 2002, all of which shares were held by the Funds. Dimensional reported sole voting and investment power with respect to all of such shares, but disclaimed beneficial ownership of all such shares. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(f) Total also includes 617 shares held under the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and its subsidiaries as of December 31, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon a review of filings we believe that all of the directors and executive officers complied during fiscal year 2002 with the requirements of
Section 16(a) of the Securities and Exchange Act of 1934, with the exception of Ronna Romney, who filed a Form 4 in December 2002 relating to the purchase of 1,000 shares made in August 2002; Edward F. Crawford who filed a Form 5 in February 2003 reporting the 9,146 shares in his individual account retirement plan; and Patrick W. Fogarty who filed a Form 5 in February 2003 reporting the 617 shares in his individual account retirement plan.

              CERTAIN MATTERS PERTAINING TO THE BOARD OF DIRECTORS

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and an Outside Directors Committee. The Board has no standing nominating committee. During 2002, the Board held 4 meetings, the Audit Committee held 6 meetings, the Compensation Committee held 1 meeting, the Outside Directors Committee held no meetings, and the Executive Committee held no meetings. During 2002, each of the directors attended at least 75% of the meetings of the Board and of any committee on which he served.

     Except as otherwise provided in the Company Regulations, the Executive Committee has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company when necessary in between meetings of the Board of Directors. The Executive Committee consists of Messrs. E. Crawford and Wert, with Mr. Wert as its chairman.

     The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls and operates under a written charter. The Audit Committee is authorized to: (i) make recommendations to the Board of Directors regarding the engagement of the Company's independent accountants; (ii) review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management's response thereto, and the scope of any nonaudit services which may be performed by the independent auditors; (iii) manage the Company's policies and procedures with respect to internal accounting and financial controls; (iv) assess the independence of the Company's independent auditors from management and the Company; and (v) review any changes in accounting policy. The Audit Committee consists of Messrs. Hatch and Greene, with Mr. Hatch as its chairman.

     The Compensation Committee is authorized and directed to: (i) review and approve the compensation and benefits of the executive officers; (ii) review and approve the annual salary plans; (iii) review management organization and development; (iv) review and advise management regarding the benefits, including bonuses, and other terms and conditions of employment of other employees; and
(v) administer any stock option plans which may be adopted and the granting of options under such plans. The Compensation Committee consists of Messrs. Hatch, Selhorst and Wert, with Mr. Selhorst as its chairman.

     The Outside Directors Committee is authorized to review corporate governance matters, including nominations for the Board of Directors and any potential conflict of interest that may arise involving certain, if any, employee directors. The Outside Directors Committee consists of Messrs. Greene, Hatch, Selhorst, Wert, and Ms. Romney, with Mr. Wert as its chairman.

COMPENSATION OF THE BOARD OF DIRECTORS

     The Company compensates non-employee directors for serving on the Board of Directors and reimburses them for any expenses incurred in connection with Board of Directors meetings. During 2002, each non-employee director received compensation in the form of a grant of an option to purchase 6,800 shares of Common Stock in accordance with the Company's Amended and Restated 1998 Long-Term Incentive Plan.

COMPANY AFFILIATIONS WITH THE BOARD OF DIRECTORS

     The following affiliation exists between the Company and nominees or directors:

     Mr. K. Greene is an officer of BPC Group, Inc., an international investment firm, which in the past has been retained by the Company to provide strategic business advisory services to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee during 2002 were Messrs. Hatch, Selhorst and Wert. No officer or employee served on the Compensation Committee during 2002.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table sets forth the respective amounts of compensation paid to the Chairman of the Board and Chief Executive Officer and the four other highest paid executive officers of the Company (collectively, the "Named Executive Officers") for each of the years indicated.

                                                                     LONG-TERM
                                                                   COMPENSATION
                                                             -------------------------
                                                                            SECURITIES
                                   ANNUAL COMPENSATION        RESTRICTED    UNDERLYING
          NAME AND             ---------------------------      SHARE        OPTIONS/        ALL OTHER
     PRINCIPAL POSITION        YEAR   SALARY($)   BONUS($)   AWARDS($)(1)   SARS(#)(2)   COMPENSATION($)(3)
     ------------------        ----   ---------   --------   ------------   ----------   ------------------
Edward F. Crawford             2002    450,000          0                          0           68,701
 Chairman of the Board, Chief  2001    450,000          0                    300,000           61,995
  Executive Officer and
    President                  2000    491,666    460,700            0             0           57,970

Matthew V. Crawford            2002    156,250          0                          0            3,907
  Senior Vice President        2001    129,166          0                    275,000            3,543
                               2000    122,916          0       46,250             0            3,493

Richard P. Elliott             2002    275,000          0                          0            4,208
  Vice President and           2001    275,000          0                      5,000            3,709
  Chief Financial Officer      2000    152,083          0       92,500             0              335

Ronald J. Cozean               2002    200,000     50,000                          0            4,782
  Secretary and General        2001    200,000    165,000                     60,000            4,360
  Counsel(4)                   2000    130,000          0       46,250             0            2,935

Patrick W. Fogarty             2002    200,000          0                          0            4,782
  Director of Corporate        2001    170,575          0                     42,000            4,360
  Development                  2000    140,000          0       46,250             0            3,735

---------------

(1) This column reflects the market value of restricted shares on the date of grant. The number of restricted share awards and the value of the restricted shares at December 31, 2002 held by Messrs. M. Crawford, Cozean, Fogarty and Elliott is 5,000, $20,800; 5,000, $20,800; 5,000, $20,800; and 10,000,
    $41,600, respectively.

(2) Reflects the number of shares of Common Stock of the Company covered by stock options granted during the years shown. No stock appreciation rights ("SARs") were granted to the Named Executive Officers during the years shown.

(3) For the year ended December 31, 2002, all other compensation includes contributions made by the Company under the Company's Individual Account Retirement Plan as follows: Messrs. E. Crawford $4,000; M. Crawford $3,125; Cozean $4,000; Fogarty $4,000 and Elliott $4,000; and insurance premiums paid by the Company to Mr. E. Crawford in the amount of $64,701; to each of Messrs. M. Crawford, Cozean and Fogarty in the amount of $782; and to Mr. Elliott in the amount of $208.

(4) As of December 5, 2002, Mr. Cozean assumed the position of President of Ajax Tocco Magnethermic, an operating unit of the Company. As a result, Mr. Cozean resigned his positions as Secretary and General Counsel.

STOCK BASED COMPENSATION, INCLUDING OPTIONS

     The Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan (the "1998 Plan") permits the granting of stock options (either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options), stock appreciation rights, restricted shares, performance shares or stock awards. The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which has authority to select officers and key employees to be participants and to determine the type and number of awards to be granted.

     The number of shares currently available for grant under the 1998 Plan shall not exceed 1,650,000, subject to adjustment under certain circumstances when the number of outstanding shares changes. The option price for stock options granted under the 1998 Plan is fixed by the Compensation Committee, but in no event will it be less than the fair market value of the Company's Common Stock on the date of grant. The 1998 Plan continues in effect until terminated by the Board of Directors.

     The Compensation Committee did not grant stock options to the executives of the Company during 2002 under the Plan.

                    AGGREGATED OPTION/SAR EXERCISES IN 2002
                    AND DECEMBER 31, 2002 OPTION/SAR VALUES

                                                                                         VALUE OF
                                                                   NUMBER OF            UNEXERCISED
                                                                  UNEXERCISED          IN-THE-MONEY
                                                                OPTIONS/SARS AT       OPTIONS/SARS AT
                                    SHARES           $         DECEMBER 31, 2002     DECEMBER 31, 2002
                                   ACQUIRED        VALUE         EXERCISABLE/          EXERCISABLE/
              NAME                ON EXERCISE     REALIZED       UNEXERCISABLE       UNEXERCISABLE(1)
              ----                -----------     --------     -----------------     -----------------
Edward F. Crawford                    None            N/A             300,000/0      $      675,000/0
Matthew V. Crawford                   None            N/A       141,666/133,334      $318,748/300,001
Ronald J. Cozean                      None            N/A          53,333/6,667      $ 119,999/15,001
Patrick W. Fogarty                    None            N/A          38,666/3,334      $   86,998/7,501
Richard P. Elliott                    None            N/A           1,666/3,334      $    3,748/7,501

---------------

(1) The "Value of Unexercised In-the-Money Options/SARs at December 31, 2002" was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 2002 (the Nasdaq closing price of the Park-Ohio Common Stock on December 31, 2002 was $4.160) and the exercise price of the option. An option is "In-the-Money" when the fair market value of the underlying Park-Ohio Common Stock exceeds the exercise price of the option.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2002.

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

The Company has structured its executive compensation program to support the objectives and entrepreneurial culture of the Company. The Company's compensation program for executives consists of three key elements:

        - a base salary,

        - a performance-based annual bonus, and

        - periodic grants of stock based compensation (options, restricted shares, etc.)

Under this approach, a substantial proportion of executive pay (bonus and stock based compensation) is "at risk". The variable annual bonus is based, in significant part, on Company performance. Stock based compensation relates a significant portion of long-term remuneration directly to stock price appreciation and aligns the interests of executives with the interests of the Company's shareholders. We believe that this three-part approach best serves the interests of the Company and its shareholders.

     BASE SALARY. Base salaries for the Company's executive officers other than the Chief Executive Officer, including any annual or other adjustments, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service.

     ANNUAL BONUS. Awards of annual bonuses to executive officers, other than the Chief Executive Officer, are based upon recommendations by the Chief Executive Officer. In making his recommendations, the Chief Executive Officer considers the performance of the Company in meeting financial targets and each executive's individual efforts unrelated to Company financial performance. The financial targets are based on one or more of the following business criteria:

        - net income

        - earnings before interest, taxes depreciation and amortization

        - return on assets,

        - earnings per share, or

        - any combination of the above.

     For fiscal 2002, the Chief Executive Officer determined that the 2002 financial targets for net income had not been achieved. Consequently, no annual bonuses were paid based on Company performance. However, a special bonus was paid to one executive, Ronald J. Cozean, for extraordinary services to the Company related to the acquisition and organization of Ajax Tocco Magnethermic, a subsidiary of the Company.

     STOCK BASED COMPENSATION. Award of stock based compensation to executive officers, other than the Chief executive Officer, are based upon recommendations by the Chief Executive Officer. For fiscal 2002, the Chief Executive Officer recommended to the Compensation Committee no stock options be granted based on his subjective assessment of the contribution of the officer's service.

     All decisions to grant stock options are in the sole discretion of the Compensation Committee. While options typically vest over a three-year period, options granted to certain executive officers may have shorter vesting periods.

HOW IS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED?

     As Chief Executive Officer, Mr. Crawford receives an annual base salary of $500,000. Even though Mr. Crawford is entitled to receive a $500,000 annual base salary, Mr. Crawford voluntarily reduced his annual base salary by $50,000. Mr. Crawford is eligible to receive an annual bonus and stock based compensation. Annual bonuses for Mr. Crawford are generally based upon the Company meeting performance targets. The Compensation Committee may award a bonus to Mr. Crawford despite performance targets not being met when the Compensation Committee, in its sole discretion, deems it appropriate. The 2002 performance target for net income was not met. Mr. Crawford received no bonus for 2002. Mr. Crawford received no new awards of stock based compensation in 2002.

HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the status exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

     The Compensation Committee believes that it is generally in the Company's best interests to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute's requirements. However the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Board and the Compensation Committee have expressly reserved the authority to award non-deductible compensation in appropriate circumstances.

     During 2002, the members of the Compensation Committee were:

                                          Lewis E. Hatch, Jr.
                                          Lawrence O. Selhorst, Chairman
                                          James W. Wert

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee recommends the selection of the independent auditors to the Board. The Committee is normally composed of three independent directors, each of whom is independent as defined under the NASD listing standards. Currently the Audit Committee is composed of two members, Messrs. Hatch and Greene. The Board is actively seeking to fill the current vacancy due to the retirement of Mr. McGinty. The Committee operates under a written charter adopted by the Board of Directors on May 4, 2000.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Committee met with management and Ernst & Young LLP to review and discuss the audited consolidated financial statements for the year ended December 31, 2002. The Committee discussed with Ernst & Young LLP their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), has discussed with Ernst & Young LLP its independence from management and has considered the compatibility of nonaudit services with the auditors' independence.

     The Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     IN RELIANCE ON THE REVIEWS AND DISCUSSIONS REFERRED TO ABOVE, THE COMMITTEE RECOMMENDED TO THE BOARD OF DIRECTORS, AND THE BOARD OF DIRECTORS HAS APPROVED, THAT THE AUDITED FINANCIAL STATEMENTS BE INCLUDED IN THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002. WE ALSO RECOMMENDED THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003 AND BASED ON THAT RECOMMENDATION, THE BOARD HAS SELECTED ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003.

                                          THE AUDIT COMMITTEE
                                          Lewis E. Hatch, Jr., Chairman
                                          Kevin R. Greene

PRINCIPAL ACCOUNTING FIRM FEES

                            AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by Ernst & Young LLP for fiscal 2002:

Audit fees..................................................     $427,000
                                                                 ========
Financial information systems design and implementation.....     $      0
                                                                 ========
All other fees:
  Other audit-related fees (a)..............................     $204,000
  Non-audit-related fees (b)................................       71,000
                                                                 --------
Total all other fees........................................     $275,000
                                                                 ========

---------------

(a) Other audit-related services consist principally of audits of employee benefit plans, statutory audits and technical accounting assistance.

(b) Non-audit-related services, principally consist of tax advisory services and employee benefit services.

     All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

April 10, 2003

                            PERFORMANCE COMPARISONS

     The graph and chart set forth below compare the cumulative total shareholder return of the Company's Common Stock for the five years ended December 31, 2002 to (a) the Total Return Index for the Nasdaq Stock Market (U.S. Companies), and (b) the S&P SmallCap Performance 600. In all cases shown, the chart assumes the investment of $100 on December 31, 1997 and the reinvestment of all dividends.

     The Company has chosen the S&P SmallCap Performance 600 Index as an index of issuers with similar market capitalizations because the Company does not believe it can reasonably identify a peer group or select an appropriate published industry or line-of-business index. Such industry or line-of-business indices are comprised primarily of either retailers or manufacturers whose business is not substantially similar to the Company's businesses.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              PARK-OHIO, NASDAQ STOCK MARKET (U.S. COMPANIES) AND
                      S&P SMALL CAP PERFORMANCE 600 INDEX

                                                                 NASDAQ STOCK MARKET (US          S&P SMALL CAP
                                  PARK-OHIO HOLDINGS CORP.            COMPANIES)(1)              PERFORMANCE 600
                                  ------------------------       -----------------------         ---------------
1997                                       100.00                        100.00                      100.00
1998                                        82.90                        141.00                       96.30
1999                                        54.10                        261.50                      107.40
2000                                        26.70                        157.80                      119.20
2001                                        17.40                        125.20                      126.10
2002                                        22.80                         86.50                      106.80

                                          1997     1998     1999     2000     2001     2002
--------------------------------------------------------------------------------------------
Park-Ohio Holdings Corp.                  100.0     82.9     54.1     26.7     17.4     22.8
--------------------------------------------------------------------------------------------
Nasdaq Stock Market (US Companies)(1)     100.0    141.0    261.5    157.8    125.2     86.5
--------------------------------------------------------------------------------------------
S&P Small Cap Performance 600             100.0     96.3    107.4    119.2    126.1    106.8

---------------

(1) The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

                              CERTAIN TRANSACTIONS

     General Aluminum Mfg. Company ("General Aluminum"), a wholly-owned subsidiary of the Company, leases space in three buildings in Conneaut, Ohio:
(i) a 91,500 square foot facility owned by a company owned by Mr. M. Crawford, at a monthly rent of $27,000; (ii) an additional 70,000 square foot attached facility owned by the same company, at a monthly rent of $9,000; and (iii) a separate 50,000 square foot facility owned by Mrs. E. Crawford, at a monthly rent of $3,000. In addition, General Aluminum leases a 125,000 square foot facility in Huntington, Indiana owned by a company owned by Mr. E. Crawford, at a monthly rent of $9,000.

     Park-Ohio Products, Inc., a wholly-owned subsidiary of the Company, leases a 150,000 square foot facility in Cleveland, Ohio on a month-to-month basis for $26,233. This facility is owned by a company whose shareholder is Mr. M. Crawford. The Company is currently in discussions with Mr. M. Crawford for a long-term lease for the facility with current market terms. This lease will be subject to the approval of the Company's Directors.

     The Company believes that the foregoing transactions were all on terms at least as favorable to the Company as if negotiated on an arms-length basis with unrelated third parties.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2003 and to perform such other services as may be required of them. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated fees of Ernst & Young for the audit of the 2002 financial statements.

     Representatives of Ernst & Young will have an opportunity to make a statement at the Annual Meeting, if they so desire, and will be available to respond to appropriate shareholders' questions.

               SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the 2004 annual meeting must give notice, in compliance with Section 6 of the Company Regulations, to the Secretary of the Company at 23000 Euclid Avenue, Cleveland, Ohio 44117. The notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however in the event that less than seventy-five (75) days notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To have the proposal included in the Company's proxy statement and form of proxy for that meeting, the shareholder must, in addition to complying with the applicable laws and regulations governing the submission of such proposals, deliver the proposal in writing to the Secretary of the Company for consideration not later than December 15, 2003.

                                 ANNUAL REPORT

     The integrated Annual Report and Form 10-K of the Company for the year ended December 31, 2002 is being mailed to each shareholder of record with this Proxy Statement. Additional copies may be obtained from the undersigned.

                                          PARK-OHIO HOLDINGS CORP.

                                          ROBERT D. VILSACK
                                            Secretary and General Counsel
April 14, 2003

                            DIRECTIONS TO THE MANOR
                              24111 TUNGSTEN ROAD
                               EUCLID, OHIO 44117

            The Manor is in Heritage Business Park, on the North
            Side of Euclid Avenue just East of the Park-Ohio
            Headquarters, between Babbitt Road and East 222.


                                  DETACH CARD
--------------------------------------------------------------------------------

                                               PROXY SOLICITED ON BEHALF OF THE
          [PARK-OHIO HOLDINGS CORP. LOGO]              BOARD OF DIRECTORS

          James W. Wert and Kevin R. Greene or either of them, are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned at the annual meeting of shareholders of Park-Ohio Holdings Corp. to be held at The Manor, 24111 Tungsten Road, Euclid, Ohio 44117 on May 22, 2003, and any and all adjournments, postponements or continuations thereof.

          IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES
  P       REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE
  R       SHAREHOLDER. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED
  O       FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS PURSUANT
  X       TO THE PROXY STATEMENT.
  Y
          1. THE ELECTION OF DIRECTORS

                 FOR all nominees listed below  [ ]
                   (except as otherwise marked below)

                 WITHHOLD AUTHORITY  [ ]
                   to vote for all nominees listed below

                 Matthew V. Crawford, Lewis E. Hatch, Jr. and
                 Lawrence O. Selhorst

                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:               , 2003
                                                    ---------------

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

                            DIRECTIONS TO THE MANOR
                              24111 TUNGSTEN ROAD
                               EUCLID, OHIO 44117

            The Manor is in Heritage Business Park, on the North
            Side of Euclid Avenue just East of the Park-Ohio
            Headquarters, between Babbitt Road and East 222.


                                  DETACH CARD
--------------------------------------------------------------------------------

                                             CONFIDENTIAL VOTING INSTRUCTIONS
                                                SOLICITED ON BEHALF OF THE
          [PARK-OHIO HOLDINGS CORP. LOGO]           BOARD OF DIRECTORS

          To Charles Schwab Retirement Plan Services, Trustee of the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries (the "Plan"): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Park-Ohio Holdings
  V Corp. credited to the undersigned's account under the Plan on the record date ("allocated shares"); and (b) the proportionate
  O number of common shares of Park-Ohio Holdings Corp. allocated to the accounts of other participants in the Plan, but for
  T which the Trustee does not receive valid voting instructions ("non-directed shares") and as to which the undersigned is
  I entitled to direct the voting in accordance with the Plan provisions at the annual meeting of shareholders of Park-Ohio
  N Holdings Corp. to be held at The Manor, 24111 Tungsten Road, Euclid, Ohio 44117, on May 22, 2003, and any and all
  G adjournments, postponements, or continuations thereof. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the
  I Trustee as directed by the participants who timely tender a signed voting instruction card. By completing this Confidential
  N Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a
  S proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may
  T instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their
  R allocated shares. Any participant wishing to vote the nondirected shares differently from the allocated shares may do
  U so by requesting a separate voting instruction card from the Trustee at (330) 908-4541.
  C
          IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY
  T EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE PARTICIPANT.
  I
          1. THE ELECTION OF DIRECTORS
  O
                 FOR all nominees listed below [ ]
  N               (except as otherwise marked below)

  S              WITHHOLD AUTHORITY [ ]
                  to vote for all nominees listed below

                 Matthew V. Crawford, Lewis E. Hatch, Jr. and
                 Lawrence O. Selhorst

                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:               , 2003
                                                    ---------------

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.